                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20579


                     ---------------------------------------


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) -- July 23, 2003


                                Littelfuse, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                               0-20388                                36-3795742
-------------------                      ----------------                        --------------------
(State of other                             (Commission                           (IRS Employer
jurisdiction of                             File Number)                          Identification No.)
incorporation)



800 E. Northwest Hwy., Des Plaines, IL                                                60016
--------------------------------------                                            -------------
(Address of principal executive offices)                                           (Zip Code)


Registrant's telephone number, including area code: (847) 824-1188

ITEM 7.               Financial Statements, Pro Forma Financial Information and
                      Exhibits

                      99.1     Press Release, dated July 23, 2003



ITEM 9.               Regulation FD Disclosure
                      (The information under this Item 9 is being furnished pursuant to Item 12 of Form 8-K)

           On Wednesday, July 23, 2003, the Registrant issued a press release disclosing financial results for the quarter ended June 28, 2003. The press release is made part of this Form and is attached as Exhibit 99.1.

           The press release, dated July 23, 2003, made a part of the Form include forward looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements include but are not limited to comments with respect to the objectives and strategies, financial condition, results of operations and business of the Registrant.

           These forward looking statements involve numerous assumptions, inherent risks and uncertainties, both general and specific, and the risk that predictions and other forward looking statements will not be achieved. The Registrant cautions you not to place undue reliance on these forward looking statements as a number of important factors could cause actual future results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward looking statements.

                                    SIGNATURE



           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Littelfuse, Inc.

Date:    July 23, 2003                  By:  /s/ Philip G. Franklin
                                             ----------------------
                                             Philip G. Franklin
                                             Vice President, Treasurer
                                             and Chief Financial Officer

                                  Exhibit Index



99.1     Press Release, dated July 23, 2003